                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    December 4, 1997
                                                     ----------------


                             SVI Holdings, Inc.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-23049                                          84-1131608
------------------------                      -------------------------------
(Commission File Number)                     IRS Employer Identification No.)


7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (619) 551-2365
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

    The registrant has previously filed Form 8-K, Item 5 on November 6, 1997 and Form 8-K, Items 1,2 and 5 on December 19, 1997. The purpose of this filing is to complete the submission of required financial data, pursuant to
Item 7.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    The Company consummated agreements for the acquisition of 100% of IBIS Systems Limited ("IBIS") from Softline Limited ("Softline"). Softline is an affiliate of the Company and as previously reported acquired approximately 60% of the common stock of the Company. Currently on a fully-diluted basis, this acquisition is approximately 56% of the common stock of the Company.

    The Company acquired the Trademarks of IBIS via the acquisition of 100% of the equity of Aniston Ventures Limited ("Aniston") (a British Virgin Island company) and the business of IBIS via the acquisition of IBIS.

    The purchase price paid for Aniston and IBIS is $7,500,000 and was agreed upon through arms-length negotiations between the parties. The purchase price was settled with Softline through the issuance of 5,000,000 shares of the common stock of the Company.

    IBIS develops, supplies and supports commercial software applications designed specifically for the construction and heavy equipment rental industry. The market for IBIS products is primarily larger companies within this market segment. The software is designed for use in client / server environments and is designed to be hardware independent by using UNIX based open system architecture.

    IBIS is headquartered in Cressex, High Wycombe, Buckinghamshire, UK, where it rents 5,600 square feet. IBIS also conducts business from offices in Dublin, Ireland and Petersfield, Hampshire, UK. IBIS employs approximately 22 people.

    IBIS products are marketed under the trademark name of "SULUS". The SULUS software package is comprised of 10 separate modules used in the accounting and management of construction and heavy equipment rental enterprises.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:
      Please see financial statement pages indexed on Page F-1

   (b) PRO FORMA FINANCIAL INFORMATION:
       Please see financial statement pages indexed on Page F-1

   (c) EXHIBITS: None

    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: February 9, 1998

     SVI HOLDINGS, INC.
        (Registrant)

     By: /s/ Russell Schechter
        ------------------------
       Russell Schechter
       Chief Financial Officer

                      INDEX TO FINANCIAL STATEMENTS


F-2       Audited Financial Statements of IBIS Service Limited for the
     year ended April 30, 1996.

F-16      Audited Financial Statements of IBIS Systems Limited for the
     year ended April 30, 1997.

F-28      Pro-Forma Consolidated Statement of Operations for the year ended September 30, 1997.

F-30      Pro-Forma Consolidated Balance Sheet at September 30, 1997

Ibis Service Limited
(Company No 2662194)

Financial statements
for the year ended 30 April 1996






Contents                                          Page

Directors' responsibilities                              2

Unqualified audit opinion                                3

Income statement                                         4

Balance sheet                                            5

Notes to the financial statements                      6-11




Approval of the financial statements

The financial statements were approved by the directors on 8 April 1997.




/s/ P Nagle













                                     1





Ibis Service Limited
(Company No 2662194)

Financial statements
for the year ended 30 April 1996


Directors responsibilities for preparing the financial statements

The directors are obliged under company law to prepare financial statements for each financial year and to present them annually to the company's members in annual general meeting.

The financial statements, of which the form and content is prescribed by the Companies Act 1985, must give a true and fair view of the state of affairs of the company at the end of the financial year, and of the result for that year, and they must comply with applicable accounting standards.

The directors are also responsible for the adoption of suitable accounting policies, their consistent use in the financial statements, supported where necessary by reasonable and prudent judgements. After making enquiries the directors have a reasonable expectation that the company has adequate resources to continue in operational existence for the foreseeable future. For this reason they continue to adopt the going concern basis in preparing the financial statements.

The directors confirm that the above requirements have been complied with in the financial statements.

In addition, the directors are responsible for maintaining adequate accounting records and sufficient internal controls to safeguard the assets of the company and to prevent and detect fraud or any other irregularities.




















                                     2




Ibis Service Limited

Auditors report to the members


We have audited the financial statements on pages 4 to 11.

Respective responsibilities of directors and auditors

As described on page 2 of the financial statements, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with auditing standards issued by the Auditing Practices Board.

An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error.

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 30th April 1996 and of its result and total recognised gains for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985 applicable to small companies.

/s/ WILKINS KENNEDY
CHARTERED ACCOUNTANTS
REGISTERED AUDITORS

8th April 1997


Risborough House,
38-40 Sycamore Road,
Amersham,
Bucks. HP6 5DZ                       3
England

Ibis Service Limited
Income statement
for the year ended 30 April 1996





                                      Notes       1996         1995
                                                   $            $

Turnover                                2          3 713 391    3 065 821
Cost of sales                                     (2 310 411)  (1 792 738)
                                                  -----------  -----------
Gross profit                                       1 402 980    1 273 083
Administration costs                               1 320 906   (1 240 580)
                                                  -----------  -----------
                                                      82 074       32 503
Operating (loss)/profit                 4             82 074       32 503
Interest receivable                     7              1 055        1 342
                                                  -----------  -----------
(Loss)/profit on ordinary activities
before taxation                                       83 129       33 845
Tax on ordinary activities              8            (27 586)     (14 648)
                                                  -----------  -----------
Retained profit for the year                          55 543       19 197
Retained profit brought forward                      135 521      116 324
                                                  -----------  -----------
Retained profit carried forward                      191 064      135 521
                                                  ===========  ===========




The notes on pages 4 to 9 form part of these financial statements.

The company had no recognised gains or losses other than the profit for the year.

There are no acquisitions or discontinued operations during the current or preceding year.

The profit on ordinary activities before taxation and the retained profit have been calculated on the historical cost basis.








                                     4




Ibis Service Limited
Balance sheet
at 30 April 1996


                                      Notes           1996         1995
                                                       $            $


Fixed assets
Tangible assets                         9             39 076      65 878

Current assets
Stocks                                  10            38 718      38 117
Debtors                                 11           776 594     844 814
Cash at bank and in hand                             399 000     229 997
                                                 -----------  -----------
                                                   1 214 312   1 112 928
Creditors - amounts falling due
within one year                         12        (1 065 191) (1 034 404)
                                                 -----------  -----------
Net current assets                                   149 121      78 524
                                                 -----------  -----------
Net assets                                           188 197     144 402
                                                 ===========  ===========

Represented by:-
Capital and reserves
Called up share capital                 14               151         162
Profit and loss account                 15           191 064     135 521
Foreign currency translation reserve                  (3 018)      8 719
                                                 -----------  -----------
                                                     144 402     188 197
                                                 ===========  ===========


The notes on pages 4 to 9 form part of these financial statements.

The financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 (UK) relating to small companies.

The financial statements on pages 2 to 9 were approved by the Board of Directors on 8th April 1997 and were signed on its behalf by:


/s/ P Nagle - Director


Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1996

   1.Accounting policies
     Accounting conventions
     The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.
     The directors have taken advantage of the exemption available to small companies under Financial Reporting Standard No.1, consequently no cash flow statement has been prepared.

     Turnover
     This represents the invoiced amounts of goods sold and services provided, net of value added tax. Income in respect of maintenance contracts is credited to the income account in the year in which the invoice is raised.

     Depreciation of tangible assets
     Provision is made for depreciation on all tangible assets at rates calculated to write off the cost or valuation, less estimated residual value, of each asset over its expected useful life, as follows :-

     Leasehold improvements:     over the term of the lease
     Furniture and fittings:     20% per annum on cost

     Stocks
     Stocks and work in progress are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Deferred taxation
     Provision is made by the liability method for all timing differences which are expected to be reversed in the foreseeable future.

     Leases
     All assets held under lease purchase contracts are capitalised at the date the contract is entered into and reflected within tangible fixed assets. The corresponding obligation to pay future rentals is shown within both current and non-current liabilities. Costs in respect of all other leases are charged in arriving at the operating profit.

     Pensions
     The company operates a defined contribution pension scheme. Premiums paid during the year have been charged to the profit and loss account.

   2.Turnover
     The turnover and pre-tax loss/profit are wholly attributable to the company's main activity. An analysis of turnover by geographical market is given below:-
                                                      1996         1995
                                                       $            $
     United Kingdom                                 3 050 494   2 541 175
     European Economic Community                       47 285      22 984
     Rest of the World                                615 612     501 662
                                                   -----------  -----------
                                                    3 713 391    3 065 821
                                     6             ===========  ===========
                                    F-7

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1996
(cont'd)

                                                      1996         1995
                                                       $            $
   3.Operating profit
     This is stated after
     charging/(crediting):-
     Staff costs (see note 5)                        774 021     696 432
     Directors= pension costs                          7 504        -
     Auditors= remuneration                            3 909       3 128
     Depreciation - assets owned by
     the company                                      23 143      23 154
     Adjustment on disposal of fixed
     assets                                             -          3 562
       Operating lease costs-vehicles                 68 874      14 361
                            -equipment                 2 276       2 277
   4.Employee information

   4.1 Staff costs:
     Wages and salaries                              700 957     626 286
     Social security costs                            73 055      70 146
                                                   -----------  -----------
                                                     774 012     696 432
                                                   ===========  ===========

                                                        No.         No.
  4.2 The average weekly number of
     employees during the year was:
     Office and management                              27          23





















                                     7

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1996
(cont'd)

   5.Directors' interests in transactions
     During the year a business controlled by DP Kennelly received $199 570 (1995 - $145 872) for software work undertaken.

     During the year a business controlled by PJ Brown received $235 242 for consultancy work undertaken.

     During the year a business controlled by PD Nagle received $334 752 for consultancy work undertaken.

     In the directors' opinion all the above transactions were entered into on normal commercial terms.

     Throughout the year the company has been controlled by its parent company IBSL Group Limited. IBSL Group Limited is wholly owned by the Saffery Champness Trust Corporation, the directors do not know the identity of the ultimate controlling party (if any).


                                                      1996         1995
                                                       $            $
   6.Interest receivable
     Bank interest                                    1 055        1 342
                                                   ===========  ===========

   7.Taxation
     The tax charge on the loss/profit
     on ordinary activities for the year was
     as follows:
     UK corporation tax at 25%                      (27 586)      14 648
                                                   ===========  ===========

     The company is a close company within the terms of section 414 of the Income and Corporation Taxes Act 1988.













                                     8




Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1996
(cont'd)

                                      Leasehold     Furniture      Total
      Improvements  and fittings
                                          $             $            $

   8.Tangible fixed assets
     Cost:
     At 1st May 1995 &
     at 30th April 1996                  92 080      19 510       111 650
                                      -----------  -----------  -----------

     Depreciation:
     At 1st May 1995                     41 435       8 807        50 242
     Charge for the year                 18 417       3 915        22 332
                                      -----------  -----------  -----------
     At 30 April 1996                    59 852      12 722        72 574
                                      -----------  -----------  -----------

     Net book value at 30 April
     1996                                32 227       6 789        39 071
                                      -----------  -----------  -----------
     At 30 April 1995                    54 331      11 547        89 479
                                      ===========  ===========  ===========

                                                      1996         1995
                                                       $            $

   9.Stocks
     The amounts attributable to the
     different categories are as follows:-
     Computer hardware and software                  38 718       38 117
                                                   ===========  ===========

  10.Debtors
     Trade debtors                                  734 997      618 434
     Prepayments                                     41 597      226 380
                                                   -----------  -----------
                                                    776 594      844 814
                                                   ===========  ===========











                                     9

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1996
(cont'd)

                                                       1996         1995
                                                        $            $
  11.Creditors - amounts falling due
     within one year
     Trade creditors                                 563 233      374 600
     Amounts owed to group companies                 134 364      144 143
     Corporation tax                                  36 978       64 434
     Other taxes and social security
     costs                                           159 438      153 473
     Other creditors                                  35 449         -
     Accruals and deferred income                    135 729      297 754
                                                   -----------  -----------
                                                   1 065 191    1 034 404
                                                   ===========  ===========

  12.Deferred taxation
     The full potential amount of
     deferred taxation, for which no provision
     has been considered necessary, is as
     follows:-
     Accelerated capital allowances                   11 634       12 480
                                                   ===========  ===========

  13.Share capital
                               Authorised               Allotted, issued
                                                         and fully paid
                           1996         1995          1996         1995


     Ordinary shares of
     1(UKP)each            151          162           151          162
                          ======       ======        ======       ======
     (UKP is 1 Pound Sterling)

                                                      1996         1995
                                                       $            $
  14.Reconciliation of movements on
     shareholders' funds
     Profit for the year                              55 543       19 197
     Dividends                                          -            -
                                                   -----------  -----------
     Net additions to shareholders'
     funds                                            55 543       19 197
     Shareholders' funds at 1st May 1995             135 521      116 324
                                                   -----------  -----------
     Shareholders' funds at 30th April 1996          191 064      135 521
                                                   ===========  ===========


                                     10

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1996
(cont'd)


  15.Operating lease commitments
     At the balance sheet date the company had the following annual commitments under non-cancellable operating leases:-

                            Vehicles & equipment     Land & buildings
Leases which expire:-         1996      1995           1996      1995
                               $         $              $         $
Within one year                -       39 813           -         -
Between two and five years  67 686      2 356         96 538    89 479
                           --------   --------       --------  --------
                            67 686     42 169         96 538    89 479
                           ========   ========       ========  ========

  16.Ultimate holding company
     The company regards IBSL Group Ltd, incorporated in England, as its ultimate holding company.






























                                     11

                       Management information









































                                     12

                                             Supplementary information
                                             For managerial purposes only

Ibis Service Limited
Management account
for the year ended 30 April 1996


                                        1996                     1995
                                         $                        $

Sales                                 3 713 391                3 065 821
Direct costs
Opening stock               36 824                    34 783
Purchases                1 586 687                 1 232 631
Consulting fees            720 405                   549 277
Post and carriage            6 935                    12 889
                         ---------                 ---------
                         2 350 851                 1 829 580
Less: Closing stock        (40 440)                  (36 842)
                         ---------                 ---------
                                      2 310 411               (1 792 738)
                                      ---------                ---------
Gross profit                          1 402 980                1 273 083

Administration expenses
Establishment expenses     130 550                   124 546
General expenses         1 139 830                 1 063 589
Financial expenses          27 383                    25 729
Depreciation                23 143                    26 716

Total overhead expenses               1 320 906               (1 240 580)
                                      ---------                ---------
Trading profit                           82 074                   32 503


Interest receivable
Bank interest                             1 055                    1 342
                                      ---------                ---------
Net profit for the year                  83 129                   33 845
                                      =========                =========


                                          Supplementary information
                                          For managerial purposes only
Ibis Service Limited
Detailed income statement
for the year ended 30 April 1996

                                                      1996         1995
                                                       $            $

Establishment expenses                               130 550      124 546
                                                   -----------  -----------
Rent                                                  69 170       53 627
Rates                                                 31 667       32 195
Insurance                                              5 111        8 589
Lights and water                                       7 691        7 764
Repairs and maintenance                               16 911       22 371

General expenses                                   1 139 830    1 063 589
                                                   -----------  -----------
Wages and salaries                                   700 957      626 286
Social security costs                                 73 055       70 146
Directors pension costs                                7 504         -
Stationery and consumables                            25 360       18 030
Advertising                                           42 886       49 929
Recruitment and temporary staff                       22 010       24 208
Telephone, fax and modem                              68 536       54 639
Photocopier costs                                      1 297          868
Hire of equipment                                      2 276        2 277
Motor running expenses                                57 433       39 462
Motor vehicle leasing                                 68 874       74 361
Travelling expenses                                   51 705       79 972
Entertainment                                          2 256        2 130
Training                                              12 290       16 359
Trading subscriptions                                  1 177        1 789
Sundry expenses                                        2 214        3 133

Financial expenses                                    27 383       25 729
                                                   -----------  -----------
Audit and accounting fees                              9 982        7 508
Legal and professional fees                           12 392       15 382
Bank charges                                           3 156        2 839
Other interest paid                                    1 853         -

Depreciation                                          23 143       26 716
                                                   -----------  -----------
Leasehold improvements                                19 086       19 095
Furniture and fittings                                 4 057        4 059
Loss on disposal of fixed assets                        -           3 562
                                                   -----------  -----------

Total overhead expenses                            1 320 906    1 240 580
                                                   ===========  ===========


                                     14

Ibis Service Limited
(Company No 2662194)

Financial statements
for the year ended 30 April 1997






Contents                                        Page

Income statement                                 2

Balance sheet                                    3

Notes to the financial statements                4 - 9





Approval of the financial statements

The financial statements were approved by the directors on 28 August 1997.













/s/ P Nagle













                                     1

Ibis Service Limited
Income statement
for the year ended 30 April 1997

                                      Notes           1997         1996
                                                       $            $

Turnover                                2           4 377 063    3 713 391
Cost of sales                                      (2 742 046)  (2 310 411)
                                                   -----------  -----------
Gross profit                                        1 635 017    1 402 980
Administration costs                                1 920 941    1 320 906
                                                   -----------  -----------
                                                     (285 924)      82 074
Other operating income                  3              50 931         -
                                                   -----------  -----------
Operating (loss)/profit                 4            (234 993)      82 074
Interest receivable                     7               3 425        1 055
                                                   -----------  -----------
(Loss)/profit on ordinary
activities before taxation                           (231 568)      83 129
Tax on ordinary activities              8               1 853      (27 586)
                                                   -----------  -----------
Retained (loss)/profit for the year                  (229 715)      55 543
Retained profit brought forward                       191 064      135 521
                                                   -----------  -----------
Retained (deficit)/profit
carried forward                                       (38 651)     191 064
                                                   ===========  ===========



The notes on pages 4 to 9 form part of these financial statements.

The company had no recognised gains or losses other than the profit for the year.

There are no acquisitions or discontinued operations during the current or preceding year.

The profit on ordinary activities before taxation and the retained profit have been calculated on the historical cost basis.











                                     2

Ibis Service Limited
Balance sheet
at 30 April 1997


                                      Notes           1997         1996
                                                       $            $

Fixed assets
Tangible assets                         9            25 829       39 076

Current assets
Stocks                                  10           35 172       38 718
Debtors                                 11          784 536      776 594
Cash at bank and in hand                            379 335      399 000
                                                  -----------  -----------
                                                  1 199 043    1 214 312
Creditors - amounts falling
due within one year                     12       (1 260 179)  (1 065 191)
                                                  -----------  -----------
Net current (liabilities)/assets                    (61 136)     149 121
                                                  -----------  -----------
Net (liabilities)/assets                            (35 307)     188 197
                                                  ===========  ===========


Represented by:-
Capital and reserves
Called up share capital                 14              163          151
Profit and loss account                 15          (38 651)     191 064
Foreign currency translation reserve                  3 181       (3 018)
                                                  -----------  -----------
                                                    (35 307)     188 197


The notes on pages 4 to 9 form part of these financial statements.

The financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 (UK) relating to small companies.

The financial statements on pages 2 to 9 were approved by the Board of Directors on 28th August 1997 and were signed on its behalf by:




/s/ P Nagle - Director




                                     3

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1997

   1.Accounting policies
     Accounting conventions
     The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.
     The directors have taken advantage of the exemption available to small companies under Financial Reporting Standard No.1, consequently no cash flow statement has been prepared.

     Turnover
     This represents the invoiced amounts of goods sold and services provided, net of value added tax. Income in respect of maintenance contracts is credited to the income account in the year in which the invoice is raised.

     Depreciation of tangible assets
     Provision is made for depreciation on all tangible assets at rates calculated to write off the cost or valuation, less estimated residual value, of each asset over its expected useful life, as follows :-

     Leasehold improvements:     over the term of the lease
     Furniture and fittings:     20% per annum on cost

     Stocks
     Stock and work in progress are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Deferred taxation
     Provision is made by the liability method for all timing differences which are expected to be reversed in the foreseeable future.

     Leases
     All assets held under lease purchase contracts ae capitalised at the date the contract is entered into and reflected within tangible fixed assets. The corresponding obligation to pay future rentals is shown within both current and non-current liabilities. Costs in respect of all other leases are charged in arriving at the operating profit.

     Pensions
     The company operates a defined contribution pension scheme. Premiums paid during the year have been charged to the profit and loss account.

   2.Turnover
     The turnover and pre-tax loss/profit are wholly attributable to the company=s main activity. An analysis of turnover by geographical market is given below:-
                                                      1997         1996
                                                       $            $
     United Kingdom                                 3 827 241    3 050 494
     European Economic Community                       44 154       47 285
     Rest of the World                                505 668      615 612
                                     4              -----------  -----------
                                                    4 377 063    3 713 391
                                    F-19            ===========  ===========

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1997 (cont'd)

                                                      1997         1996
                                                       $            $
   3.Other operating income
     Credit arising on dissolution of related
     company                                         50 931          -
                                                   ===========  ===========

   4.Operating (loss)/profit
     This is stated after charging/(crediting):-
     Directors' remuneration                         43 141          -
     Staff costs (see note 5)                       903 824       774 021
     Directors' pension costs                        60 240         7 504
     Auditors' remuneration                           5 491         3 909
     Depreciation - assets owned by the company      23 222        23 143
     Operating lease costs - vehicles                70 165        68 874
                           - equipment                2 284         2 276


   5.Employee information
   5.1 Staff costs:
       Wages and salaries                           818 274       700 957
       Social security costs                         85 550        73 055
                                                  -----------  -----------
                                                    903 824       774 012
                                                  ===========  ===========

                                                      No.           No.

   5.2 The average weekly number of employees
       during the year was:
       Office and management                          32            27

















                                     5

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1997 (cont'd)


   6.Related party transactions

      i. During the year the company purchased goods from related parties as follows:-
      a. Openware Limited $333 849 (1996 $199 570) - a company controlled by DP Kennelly, a director of Ibis Service Limited.
      b. Twyford Limited $50 735 (1996 $235 242) - a company controlled by PJ Brown, a director of Ibis Service Limited.
      c. Brandshill Limited $nil (1996 $334 752) - a company controlled by PD Nagle, a director of Ibis Service Limited.

     In the directors' opinion all the above transactions were entered into on normal commercial terms.


      ii. Throughout the year the company has been controlled by its parent company IBSL Group Limited. IBSL Group Limited is wholly owned by the Saffery Champness Trust Corporation, the directors do not know the identity of the ultimate controlling party (if any).


                                                      1997         1996
                                                       $            $

   7.Interest receivable
     Bank interest                                    3 425        1 055
                                                  ===========  ===========

   8.Taxation
     The tax charge on the loss/profit on ordinary activities for the year was as follows:

     UK corporation tax at 25%                         -         (27 586)
     Taxation (over)/underprovided in previous
     years:
     Corporation tax                                  1 853         -
                                                  -----------  -----------
                                                      1 853      (27 586)
                                                  ===========  ===========

     The company is a close company within the terms of section 414 of the Income and Corporation Taxes Act 1988.

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1997 (cont'd)

                            Leasehold        Furniture        Total
                           improvements     and fittings

   9.Tangible fixed assets
     Cost:
     At 1st May 1996         99 436           21 133         120 569
     Additions                 -               7 746           7 746
                           -----------      -----------    -----------
     At 30th April 1997      99 436           28 879         128 315
                           -----------      -----------    -----------
     Depreciation:
     At 1st May 1996         64 634           13 736          78 370
     Charge for the year     19 889            4 227          24 116
                           -----------      -----------    -----------
     At 30 April 1997        84 523           17 963         102 486
                           -----------      -----------    -----------
     Net book value at
     30 April 1997           14 913           10 916          25 829
                           -----------      -----------    -----------
     30th April 1996         32 226            6 850          39 076
                           -----------      -----------    -----------

                                                1997           1996
                                                 $              $
  10.Stocks
     The amounts attributable to the different
     categories are as follows:-
     Computer hardware and software           35 172          38 718
                                            ===========    ===========

  11.Debtors
     Trade debtors                           714 528         734 997
     Other debtors                               570            -
     Prepayments                              66 437          41 597
     Directors' current accounts               3 001            -
                                            -----------    -----------
                                             784 536         776 594
                                            ===========    ===========

     During the year the maximum balance outstanding on P Brown's loan account was $8 066 (1995 $nil) and for PD Nagle $56 595 (1995 $nil).






                                     7

Ibis Service Limited
Notes to the financial statements
for the year ended 30 April 1997 (cont'd)


                                                      1997         1996
                                                       $            $
  12.Creditors - amounts falling due
     within one year
     Trade creditors                                 605 358     563 233
     Amounts owed to group companies                  79 233     134 364
     Corporation tax                                  28 744      36 978
     Other taxes and social security costs           281 384     159 438
     Directors' current accounts                         562        -
     Other creditors                                   1 278      35 449
     Accruals and deferred income                    263 620     135 729
                                                  ----------- -----------
                                                   1 260 179   1 065 191
                                                  =========== ===========

  13.Deferred taxation
     The full potential amount of deferred taxation, for which no provision has been considered necessary, is as follows:-

     Accelerated capital allowances                    7 537     11 634
                                                   =========== ===========

  14.Share capital
                                Authorised            Allotted, issued and
                                                           fully paid
                           1997         1996         1997         1996
                            $            $            $            $

     Ordinary shares of
     1 (UKP) each           163          151          163          151
                           =====        =====        =====        =====
     (UKP is 1 Pound Sterling)

                                                      1997         1996
                                                       $            $

  15.Reconciliation of movements on
     shareholders' funds
     Profit for the year                             229 715       55 543
     Dividends                                          -            -
                                                   -----------  -----------
     Net additions to shareholders' funds            229 715       55 543
     Shareholders' funds at 1st May 1996             191 064      135 521
                                                   -----------  -----------
     Shareholders' funds at 30th April 1997           38 651      191 064

Ibis Service Limited
Notes to the financial
statements for the year ended 30 April 1997
(cont'd)


  16.Operating lease commitments
     At the balance sheet date the company had the following annual commitments under non-cancellable operating leases:-

                           Vehicles & equipment         Land & buildings
                            1997      1996               1997     1996
                             $         $                  $        $
     Leases which expire:-
     Within one year          -         -                  -        -
     Between two and
     five years            73 093    67 686            113 307    96 538
                          -------   -------            -------   -------
                           73 093    67 686            113 307    96 538
                          =======   =======            =======   =======

  17.Contingent liabilities
     The company is currently the subject of enquiries by the special compliance office of the Inland Revenue. At the date of the audit it is not possible to quantify the extent of these enquiries or the extent of additional liabilities to taxation that may arise, if any.
























                                    9

                        Management information


































                                     10

                                             Supplementary information
                                             For managerial purposes only
Ibis Service Limited
Management account
for the year ended 30 April 1997


                                        1997                         1996
                                         $                            $

Sales                                 4 377 063                   3 713 391
Direct costs
Opening stock               40 579                      36 824
Purchases                2 467 735                   1 586 687
Consulting fees            252 940                     720 405
Post and carriage           14 663                       6 935
                         -----------                -----------
                         2 775 917                   2 350 851
Less:
Closing stock              (33 871)                    (40 440)
                         -----------                -----------
                                      2 742 046                   2 310 411
                                     -----------                 -----------
Gross profit                          1 635 017                   1 402 980

Administration expenses
Establishment expenses     345 749                     130 550
General expenses         1 516 758                   1 139 830
Financial expenses          35 212                      27 383
Depreciation                23 222                      23 143

Total overhead expenses               1 920 941                   1 320 906
                                     -----------                 -----------
Trading (loss)/profit                  (285 924)                     82 074

Interest receivable
Bank interest                             3 425                       1 055
Other income                             50 931                         -
                                     -----------                 -----------

Net (loss)/profit for the year         (231 568)                     83 129
                                     ===========                 ===========












                                     11

                                             Supplementary information
                                             For managerial purposes only
Ibis Service Limited
Detailed income statement
for the year ended 30 April 1997

                                                      1997         1996
                                                       $            $

Establishment expenses                              345 749      130 550
                                                  -----------  -----------
Rent                                                104 545       69 170
Rates                                                25 666       31 667
Insurance                                            11 770        5 111
Lights and water                                      8 352        7 691
Repairs and maintenance                             195 416       16 911

General expenses                                  1 516 758    1 139 830
                                                  -----------  -----------
Wages and salaries                                  818 274      700 957
Social security costs                                85 550       73 055
Directors pension costs                              60 240        7 504
Directors remuneration                               43 141          -
Stationery and consumables                           20 185       25 360
Advertising and exhibitions                         167 707       42 886
Recruitment and temporary staff                      34 702       22 010
Telephone, fax and modem                             74 944       68 536
Photocopier costs                                     1 487        1 297
Hire and equipment                                    2 284        2 276
Motor running expenses                               64 920       57 433
Motor vehicle leasing                                70 165       68 874
Travelling expenses                                  51 516       51 705
Entertainment                                         5 742        2 256
Training                                             10 056       12 290
Trading subscriptions                                 2 193        1 177
Sundry expenses                                       3 652        2 214

Financial expenses                                   35 212       27 383
                                                  -----------  -----------
Audit and accounting fees                            12 275        9 982
Legal and professional fees                          17 696       12 392
Bank charges                                          4 303        3 156
Other interest paid                                     938        1 853

Depreciation                                         23 222       23 143
                                                  -----------  -----------
Leasehold improvements                               19 151       19 086
Furniture and fittings                                4 071        4 057

                                                  -----------  -----------
Total overhead expenses                           1 920 941    1 320 906
                                                  ===========  ===========



                                     12

     The following unaudited pro-forma summary presents the consolidated results of operations as if the acquisition of IBIS Systems Limited had occurred on October 1, 1996. These pro-forma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisition been made as of that date or the results which may occur in the future.

                   SVI Holdings, Inc. and Subsidiaries
      Pro-Forma Consolidated Statement of Operations
     For the Year ended September 30, 1997
      (unaudited)

     SVI Holdings      (D)            Pro-Forma
     Consolidated    Chapman         IBIS      Adjustments      Total

Net Sales    10,433,878     699,426     4,756,800                15,890,104

Cost of
Goods Sold    3,036,660     219,501     1,850,038                 5,106,199

Gross
Profit        7,397,218     479,925     2,906,762                10,783,905

Selling,
General and
Admin.costs   5,883,558     296,903     1,743,300 A  (467,901)    7,426,584
             ------------  ---------    ----------                ----------
Profit/(Loss)
from
Operations    1,513,660     183,022     1,163,462                 2,860,144
             ------------  ---------    ----------                ----------
Other Income
/(Expense)
Interest
Income         60,751                                              60,751
Interest
Expense        (103,398)       (553)       43,434                   (60,517)
Other Income                 32,891        82,423                   115,314
Gain on Sale
of Softline
Limited
Shares        3,973,755                                           3,973,755
Equity in
Earnings of
Softline
Limited         627,550                           C   (627,550)           -
Foreign
Exchange
Gain/(Loss)    (120,455)                                           (120,455)
             ------------   ---------  ----------                -----------
Income
before
Income Tax    5,951,863      215,360   1,289,319                  6,828,992
             ------------   ---------  ----------                -----------

Taxes on
Income        1,103,453                                           1,103,453
             ------------   ---------  ----------                -----------
Net Income    4,848,410      215,360   1,289,319                  6,353,089
             ============   =========  ==========                ===========

Net Income
Per Share          0.31                                              0.23
             ============                                        ===========

Weighted
Average
Common
Shares
Outst-
anding       15,617,665                            B 12,536,000   28,153,665
             ============                                        ===========


 A Amortization of Goodwill - IBIS                                 (234,204)
   Amortization of Software License Rights - IBIS                  (233,697)
                                                                  ----------
                                                                   (467,901)
                                                                  ==========

 B Shares issued for the acquisition of Chapman                     300,000
   Shares issued for the acquisition of IBIS                      5,000,000
                                                                  ----------
                                                                  5,300,000
                                                                  ==========

 C Eliminate earnings in Softline Limited (shares sold)

 D Chapman was acquired at 4/1/97. Within this proforma they are fully consolidated with SVI Holdings, Inc. for the period
   4/1/97 to 9/30/97. The Chapman column presents the company's activity for the period 10/1/96 to 3/31/97.


   If the acquisition of IBIS and the sale of shares had occurred on 10/1/96, the cash position of SVI Holdings, Inc. would have been significantly greater for the full year. No assumptions are made herein regarding debt reduction or interest earnings as a result of the increase in cash.

     The following unaudited pro-forma summary presents the consolidated Balance Sheet as if the acquisition of IBIS Systems Limited had occurred on October 1, 1995. This pro-forma Balance Sheet is prepared for comparative purposes only and does not purport to be indicative of what would have occurred had the acquisition been made as of that date, nor does it reflect results which may occur in the future.

                   SVI Holdings, Inc. and Subsidiaries
                   Consolidated Pro-Forma Balance Sheet
                           at September 30, 1997
                                (unaudited)

                        SVI Holdings                 Pro-Forma
                        Consolidated      IBIS      Adjustments      Total
Assets
Current Assets:
Cash and Equivalents      5,035,428     542,534   E 13,917,748    19,495,710
Accounts Receivable       1,828,358     799,717                    2,628,075
Inventories               1,200,461      13,276                    1,213,737
Prepaid Expenses/Other      331,465     115,372                      446,837
                        ------------   ----------                ------------
Total Current Assets      8,395,712   1,470,899                   23,784,359

Furniture and Equipment
net of depreciation         442,712     202,044                      644,756
Investment in Softline
Limited, at equity        1,778,755               E (1,778,755)            -
Deferred Tax Asset          116,197                                  116,197
Software License Rights
net of amortization       6,129,878               A  2,336,965     8,466,843
Other Assets                 27,237                                   27,237
Goodwill on acquisition
of subsidiaries, net of
amortization              2,339,042               B  4,684,073     7,023,115
                        ------------   ----------                ------------
Total Assets             19,229,533   1,672,943                   40,062,507
                        ============   ==========                ============
Liabilities and
Stockholders Equity
Current Liabilities:
Lines of Credit             340,000                                  340,000
Notes Payable                50,000                                   50,000
Accounts Payable and
Accrued Expenses          6,383,304   1,193,981                    7,577,285
Income Taxes Payable      1,025,929                                1,025,929
                        ------------  ----------                 ------------
Total Current
Liabilities               7,799,233   1,193,981                    8,993,214

Long Term Liabilities       243,233                                  243,233
Due to Stockholders         301,645                                  301,645

Stockholders Equity
Preferred stock, $.0001
par value, 5,000,000
shares authorized, none
issued
                                    F-30

Common stock, $.0001 par
value, 50,000,000 shares
authorized, 15,044,284
shares issued and
outstanding                   1,504         3 C     1,251              2,758
Additional paid
in capital               12,665,564           D 19,637,739        32,303,303
Cumulative deficit       (1,518,973)                              (1,518,973)
Cumulative translation
adjustment                 (262,673)                                (262,673)
                        ------------  --------                   ------------
Total Stockholders
equity                   10,885,422          3                    30,524,415
                        ------------  --------                   ------------
Total Liabilities and
Stockholders Equity      19,229,533  1,193,984                    40,062,507
                        ============ =========                   ============

        A  Acquisition of IBIS technology assets                   2,336,965
                                                                 ============

        B  Excess of purchase price over net asset value - IBIS    4,684,073
                                                                 ============

        C  Consolidation of equity of IBIS                                (3)
           Issue of 5,000,000 shares as purchase consideration           500
           Shares issued for cash and technology rights                  754
                                                                 ------------
                                                                       1,251
                                                                 ============

        D  Shares issued to purchase IBIS                          7,499,500
           Shares issued for cash and technology assets           12,137,739
                                                                 ------------
                                                                  19,637,739
                                                                 ============

        E  Cash received from sale of Softline shares              6,383,979
           Cash received from sale of SVI Holdings, Inc.shares     7,533,769
                                                                 ------------
                                                                  13,917,748
                                                                 ============






                                    F-31